--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
---------------------------------------

[Photo of Mario J. Gabelli, C.F.A, Portfolio Manager]

Q. How did the Fund perform in 1996?

A. For the year ended December 31, 1996, the Gabelli Capital Asset Fund's total return was 11.0%(1). In comparison, the S&P 500(2) had a return of 23.0% and the Russell 2000(3) advanced 14.8% for the year. Since its inception on May 1, 1995 through December 31, 1996, the Fund has had an aggregate total return of 20.3%, which is equal to an average annual total return of 11.7%.

Q. What factors affected the Fund's performance in 1996?

A. In 1995, the stock market clicked on all six cylinders. Moderate economic growth, low inflation, declining interest rates, soaring corporate profits, reasonable valuations, and strong cash flows into equity mutual funds all powered broad-based market momentum. In 1996, three of these six cylinders began misfiring. Long bond rates rose 100 basis points before subsiding to year-end 1995 levels. Corporate profits were up 10%, a good showing, but well below 1995's 18% gains. Equities valuations, at least for large-cap stocks, became distinctly rich relative to historic benchmarks. Despite running on only three cylinders, the market, as represented by the Dow Jones Industrial Average(4) and the S&P 500, barreled ahead before stalling in December.

     Shrinking supply and strong demand for stocks, particularly the blue chips, were the primary forces driving the popular indices. Merger and acquisition activity (around $350 billion for 1996) and share repurchase programs (about $30 billion) reduced stock inventories. The flood of money into equity mutual funds (approximately $220 billion--with the overwhelming majority going into large-cap growth funds, including S&P 500 Index funds) supercharged demand for a relative handful of market pacesetters. In addition, the public pressure on fund portfolio managers to avoid significant holdings of cash or bonds, so as not to miss the joyride other managers were participating in, inspired many equity fund managers to run almost all the fundamental red lights.

     We motored ahead at a good clip, but with the seat belts fastened and obeying all the fundamental rules of the road. Our performance was uninspiring relative to the heavy footed large-cap growth stock funds, but competitive with small- and mid-cap indices. Most importantly, we believe that we made substantial progress without risking the kind of collisions that can occur when excessive equities valuations run headlong into economic reality.

Q. What strategies do you use to manage the Fund and what is your outlook for 1997?

A. Whatever the market has in store for us, we will continue to focus on value. We are favoring industries and individual companies in the early stages of sustainable long-term earnings uptrends and on other fundamentally attractive opportunities that participated only marginally in the 1996 bull market. Aerospace component manufacturers should post superior earnings gains for the next three to five years as airlines throughout the world continue to build and

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

(3) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses which are deducted from the Fund's return.

(4) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

refurbish their fleets. Auto after-market companies should grow earnings as the economy and new car sales slow. As Personal Communications Services (PCS) systems come on line in the year ahead, cellular telephone companies, which have been under the cloud of future competition from PCS, will have an opportunity to demonstrate the long-term viability of what we believe will remain a good growth business. Also, enter tainment software and cable network stocks will get more favorable reviews from investors in the year ahead.

     Finally, and perhaps most importantly for 1997 return prospects, we believe that corporate restructurings in the form of mergers and sales and spin-offs of assets will continue at a feverish pace. There is a strong global appetite for extending product lines and distribution systems via acquisitions. The world is awash in liquidity and stock is an increasingly valuable currency. So, the "let's make a deal" market we have experienced in the last few years will continue. In response, corporate managements that hope to remain independent are under pressure to surface the value of their businesses by jettisoning underperforming divisions, spinning off undervalued assets and repurchasing shares. We expect deals and corporate events of this nature to trigger some of the biggest stock advances in 1997.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
as of December 31, 1996
---------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------
               1 Year...................................      11.00%
               Since Inception (5/1/95).................      11.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)
--------------------------------------------------------------------------------

                                             Gabelli
                                    S&P      Capital
                                    500       Asset
                                   Index      Fund
                                   -----     -------
                    5/1/95         10000      10000
                    6/30/95        10639      10200
                    9/30/95        11486      10570
                    12/31/95       12171      10836
                    3/31/96        12825      11615
                    6/30/96        13409      12061
                    9/30/96        13821      11899
                    12/31/96       14982      12029

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

--------------------------------------------------------------------------------

 1. Tele-Communications, Inc./ Liberty Media Group
 2. Cablevision Systems Corporation
 3. United Television, Inc.
 4. Gaylord Entertainment Company
 5. Quaker Oats Company
 6. Viacom Inc.
 7. PepsiCo Inc.
 8. General Instrument Corporation
 9. GC Companies, Inc.
10. Rollins, Inc.

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
 Asset Fund   5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

  SCHEDULE OF INVESTMENTS
  December 31, 1996

-------------------------
  COMMON STOCKS -- 102.5%
-------------------------
  Shares                                                                   Value
--------------------------------------------------------------------------------
Aerospace -- 1.7%
   8,000   Boeing Co.                                                $  851,000
                                                                     ----------
Automotive: Parts and Accessories -- 3.5%
  10,000   Federal-Mogul Corporation                                    220,000
  40,000   GenCorp Inc.                                                 725,000
  11,994   Handy & Harman                                               209,895
   8,000   TransPro Inc.                                                 73,000
  18,250   Wynn's International, Inc.                                   577,156
                                                                     ----------
                                                                      1,805,051
                                                                     ----------
Aviation: Parts and Services -- 6.9%
  13,000   AAR Corp.                                                    393,250
  50,000   Coltec Industries Inc.+                                      943,750
   2,000   Curtiss-Wright Corporation                                   100,750
  10,000   Flightsafety International Inc.+                             500,000
   7,500   Hi-Shear Industries Inc.                                      19,688
  20,000   Hudson General Corporation                                   745,000
  10,000   Moog, Inc., Class A+                                         233,750
  10,000   Precision Castparts Corp.                                    496,250
   6,000   Rohr Inc.+                                                   135,750
                                                                     ----------
                                                                      3,568,188
                                                                     ----------
Broadcasting -- 13.5%
  62,000   Ackerley Communications Inc.                                 728,500
   8,500   BHC Communications, Inc., Class A+                           861,687
  17,905   Chris-Craft Industries, Inc.                                 749,772
   5,000   Gray Communications Systems, Inc.                             94,375
  50,000   Gray Communications Systems, Inc.,  Class B                  850,000
  20,000   Grupo Televisa S.A., GDR+                                    512,500
  10,000   Liberty Corporation                                          392,500
  10,000   LIN Television Corporation+                                  422,500
  20,000   Renaissance Communications  Corporation+                     715,000
  16,000   United Television, Inc.                                    1,378,000
  12,000   Westinghouse Electric Corp.                                  238,500
                                                                     ----------
                                                                      6,943,334
                                                                     ----------
Cable -- 11.6%
  18,000   BET Holdings, Inc., Class A+                                 517,500
  50,000   Cablevision Systems Corporation,  Class A+                 1,531,250
  55,000   International Family Entertainment,  Inc.,
             Class B+                                                   852,500
                                                                     ----------
  23,000   Media General, Inc., Class A                                 695,750
  65,000   Tele-Communications, Inc./Liberty Media Group,
             Class A+                                                 1,856,563
  25,000   Tele-Communications International, Inc., Class A+            331,250
  15,000   United International Holdings, Inc., Class A+                183,750
                                                                     ----------
                                                                      5,968,563
                                                                     ----------
Consumer Products -- 5.7%
  20,000   American Brands, Inc.                                        992,500
  14,000   Culbro Corporation+                                          908,250
  23,000   General Housewares Corp.                                     224,250
  10,000   National Presto Industries Inc.                              373,750
   6,000   Ralston Purina Group                                         440,250
                                                                     ----------
                                                                      2,939,000
                                                                     ----------
Consumer Services -- 3.0%
  22,500   HSN, Inc.+                                                   534,375
  50,000   Rollins, Inc.                                              1,000,000
                                                                     ----------
                                                                      1,534,375
                                                                     ----------
Diversified Industrial -- 5.7%
   7,500   Crane Co.                                                    217,500
  20,000   GATX Corporation                                             970,000
   5,000   Honeywell Inc.                                               328,750
  10,000   ITT Industries Inc.                                          245,000
  40,000   Katy Industries, Inc.                                        580,000
  10,000   Thomas Industries Inc.                                       208,750
  10,000   Trinity Industries, Inc.                                     375,000
                                                                     ----------
                                                                      2,925,000
                                                                     ----------
Electrical Equipment and Supplies -- 2.1%
  50,000   General Instrument Corporation+                            1,081,250
                                                                     ----------
Energy -- 1.2%
   3,000   Eastern Enterprises                                          106,125
 160,000   Kaneb Services, Inc.+                                        520,000
                                                                     ----------
                                                                        626,125
                                                                     ----------
Entertainment -- 8.7%
  60,000   Gaylord Entertainment Company, Class A                     1,372,500
  30,000   GC Companies, Inc.+                                        1,038,750
  22,000   Time Warner Inc.                                             825,000
  18,000   Viacom Inc., Class A+                                        621,000

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                 5   Asset Fund
                                                                 ---------------

  Shares                                                                   Value
--------------------------------------------------------------------------------
  18,000   Viacom Inc., Class B (non-voting)+                         $  627,750
                                                                      ----------
                                                                       4,485,000
                                                                      ----------
Equipment and Supplies -- 9.5%
  20,000   AMETEK, Inc.                                                  445,000
  10,000   CTS Corporation                                               427,500
   3,000   Dynamics Corporation of America                                84,750
  12,500   Franklin Electric Company, Inc.                               584,375
  40,000   Goulds Pumps, Incorporated                                    917,500
   8,000   Ingersoll Rand Co.                                            356,000
  30,000   Navistar International Corporation+                           273,750
   7,500   Pittway Corporation                                           390,938
  17,500   Sequa Corporation, Class A+                                   686,875
   6,500   SPS Technologies, Inc.+                                       417,625
   8,000   TRINOVA Corporation                                           291,000
                                                                      ----------
                                                                       4,875,313
                                                                      ----------
Financial Services -- 2.8%
   8,000   American Express Company                                      452,000
   8,000   H&R Block Inc.                                                232,000
  20,000   Midland Company                                               770,000
                                                                      ----------
                                                                       1,454,000
                                                                      ----------
Food and Beverage -- 6.2%
   8,000   Celestial Seasonings, Inc.+                                   158,000
  40,000   PepsiCo, Inc.                                               1,170,000
  33,000   Quaker Oats Company                                         1,258,125
   8,000   Seagram Company Ltd.                                          310,000
   7,560   Tootsie Roll Industries, Inc.                                 299,565
                                                                      ----------
                                                                       3,195,690
                                                                      ----------
Health Care -- 0.7%
   7,000   Genentech Inc.+                                               375,375
                                                                      ----------
Hotels/Gaming -- 4.1%
  30,000   Aztar Corporation+                                            210,000
  10,000   Hilton Hotels Corporation                                     261,250
  20,000   ITT Corporation, New+                                         867,500
  80,000   Jackpot Enterprises Inc.                                      780,000
                                                                      ----------
                                                                       2,118,750
                                                                      ----------
Publishing -- 6.2%
  15,000   Golden Books Family Entertainment,  Inc.+                     166,875
  10,000   Houghton Mifflin Company                                      566,250
  15,000   Lee Enterprises, Incorporated                                 348,750
  12,000   Meredith Corporation                                          633,000
  12,000   Providence Journal Company, Class A+                          367,500
  14,666   Pulitzer Publishing Company                                   680,136
  30,000   Thomas Nelson Inc.                                            446,250
                                                                      ----------
                                                                       3,208,761
                                                                      ----------
Retail -- 3.8%
  20,000   Bruno's, Inc.+                                                345,000
  25,000   Giant Food Inc., Class A                                      862,500
  30,000   Neiman Marcus Group, Inc.+                                    765,000
                                                                      ----------
                                                                       1,972,500
                                                                      ----------
Specialty Chemical -- 0.8%
  14,000   Ferro Corporation                                             397,250
                                                                      ----------
Telecommunications -- 0.8%
  13,100   Pacific Telecom, Inc.+ (a)                                    393,000
                                                                      ----------
Wireless Communications -- 4.0%
  30,000   Centennial Cellular Corp., Class A+                           363,750
  33,000   COMSAT Corporation, Series 1                                  812,625
  15,000   Rogers Cantel Mobile  Communications, Inc.,
            Class B+                                                     290,625
  16,000   Telephone and Data Systems, Inc.                              580,000
                                                                      ----------
                                                                       2,047,000
                                                                      ----------
TOTAL COMMON STOCKS
 (Cost $49,662,151)                                                   52,764,525
                                                                      ----------

  PREFERRED STOCK -- 0.1%

Equipment and Supplies -- 0.1%
   1,000   Sequa Corporation, $5.00, Conv. Pfd.                           70,000
                                                                      ----------
TOTAL PREFERRED STOCK
 (Cost $63,175)                                                           70,000
                                                                      ----------

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
 Asset Fund   5
---------------

--------------------------------------------------------------------------------
  Gabelli Capital Asset Fund
----------------------------

  SCHEDULE OF INVESTMENTS (continued)
  December 31, 1996

-----------------------------
  U.S. TREASURY BILLS -- 3.3%
-----------------------------

Principal
  Amount                                                                   Value
--------------------------------------------------------------------------------
$1,678,000 4.638% to 4.998%++ due
            01/16/1997 - 02/13/1997                                $  1,670,620
                                                                   ------------
TOTAL U.S. TREASURY BILLS
 (Cost $1,670,620)                                                    1,670,620
                                                                   ------------
TOTAL INVESTMENTS -- 105.9%
 (Cost $51,395,946) (b)                                              54,505,145
                                                                   ------------
OTHER ASSETS AND LIABILITIES
 (Net)-- (5.9)%                                                      (3,043,614)
                                                                   ------------
NET ASSETS-- 100.0%                                                $ 51,461,531
                                                                   ============

(a) Security fair valued under procedures established by the Board of
    Directors.
(b) Aggregate cost for Federal tax purposes was $51,416,889. Net unrealized appreciation for Federal tax purposes was $3,088,256 (gross unrealized appreciation was $5,580,222 and gross unrealized depreciation was $2,491,966).
+   Non-income producing security.
++  Represents annualized yield at date of purchase (unaudited).
GDR -- Global Depositary Receipt

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
 Asset Fund   5
---------------

--------------------------------------------------------------------------------
  Gabelli Capital Asset Fund
----------------------------

   NOTES TO FINANCIAL STATEMENTS
   December 31, 1996

--------------------------------------
  1 -- Significant Accounting Policies
--------------------------------------

     Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. The Fund commenced operations on May 1, 1995. On April 26, 1995, the Fund sold a total of 10,000 shares of common stock to Guardian Insurance & Annuity Company, Inc. and proceeds to the Fund amounted to $100,000. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

     Portfolio securities which are traded only on a nationally recognized securities exchange or are quoted on NASDAQ are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between closing bid and asked prices. Other portfolio securities for which over-the-counter market quotations are readily avail able are valued at the latest average of the bid and asked price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at fair value, as determined in good faith by or under the direction of the Board of Directors of the Company. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value.

Repurchase Agreements.

     The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                 5   Asset Fund
                                                                 ---------------

--------------------------------------------------------------------------------

with which the Fund enters into repurchase agreements to evaluate potential risks.

Securities Transactions and Investment Income.

     Securities transactions are accounted for on the trade date with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

     The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required. Permanent differences incurred during the year ended December 31, 1996 resulting from different book and tax accounting policies for organization costs, are reclassified between net investment income and paid-in capital at year end. The reclassifications for the year ended December 31, 1996 were a decrease to distributions in excess of net investment income of $91 and a decrease to additional paid-in capital of $91.

Deferred Organization Expenses.

     A total of $100,000 was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

------------------------------------------
  2. -- Agreements with Affiliated Parties
------------------------------------------

     Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75 percent of the value of the Fund's average daily net assets.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
 Asset Fund   5
---------------

--------------------------------------------------------------------------------
  Gabelli Capital Asset Fund
----------------------------

   NOTES TO FINANCIAL STATEMENTS
   December 31, 1996 (Continued)

-----------------------------
  3. --  Portfolio Securities
-----------------------------

     Cost of purchases and proceeds from sales of investment securities for the year ended December 31, 1996, excluding U.S. government and short-term investments, aggregated $50,282,417 and $21,199,118, respectively.

------------------------------------
  4. -- Transactions with Affiliates
------------------------------------

     During the year ended December 31, 1996, the Fund incurred brokerage commissions of $66,310 to Gabelli & Company, Inc. and its affiliates.

------------------------------
  5. -- Shares of Common Stock
------------------------------

     Common stock transactions were as follows:

                                    Year Ended                   Period Ended
                                     12/31/96                      12/31/95*
                                    -----------                  ------------
                               Shares        Amount          Shares         Amount
                              ---------    -----------      ---------     -----------
Shares Sold                   2,913,475    $33,336,923      2,907,580     $30,237,331
Shares issued upon re-
 investment of dividends        131,244      1,511,935         30,769         327,997
Shares Redeemed              (1,052,170)   (12,000,836)      (485,011)     (5,136,996)
                             ----------    -----------      ---------     -----------
Net increase                  1,992,549    $22,848,022      2,453,338     $25,428,332
                             ==========    ===========      =========     ===========

----------
* The Fund commenced operations on May 1, 1995.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                 5   Asset Fund
                                                                 ---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Funds, Inc.)

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Capital Asset Fund (a series of Gabelli Capital Series Funds, Inc.) as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 1, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 1996, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 1, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

New York, New York
February 7, 1997

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                 5   Asset Fund
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1996

Assets:
Investments, at value
 (Cost $51,395,946)                                                $ 54,505,145
Unamortized organization costs                                           66,576
Dividends receivable                                                     43,478
Receivable for investments sold                                          31,224
Other assets                                                             26,200
                                                                   ------------
 Total Assets                                                        54,672,623
                                                                   ------------
Liabilities:
Due to custodian                                                      3,000,001
Organization costs payable                                               99,905
Management fee payable                                                   45,727
Accrued Directors' fees                                                   6,250
Accrued expenses and other payables                                      59,209
                                                                   ------------
 Total Liabilities                                                    3,211,092
                                                                   ------------
Net assets applicable to 4,455,887 shares of
  common stock outstanding                                         $ 51,461,531
                                                                   ============
NET ASSETS consist of:
Shares of common stock at par value                                $      4,456
Additional paid-in capital                                           48,371,807
Distributions in excess of net realized
 gain on investments                                                    (20,943)
Distributions in excess of
 net investment income                                                   (2,988)
Net unrealized appreciation of investments                            3,109,199
                                                                   ------------
 Total Net Assets                                                  $ 51,461,531
                                                                   ============
Net Asset Value, offering and redemption
price per share ($51,461,531/4,455,887
shares outstanding; 500,000,000 shares
authorized of $0.001 par value)                                    $      11.55
                                                                   ============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996

Investment Income:
 Dividend income (net of foreign
  withholding taxes of $738)                                       $    443,344
 Interest income                                                        214,850
                                                                   ------------
    Total Investment Income                                             658,194
                                                                   ------------
Expenses:
  Management fee                                                        433,279
  Legal and audit fees                                                   39,886
  Directors' fees                                                        29,648
  Custodian fees                                                         22,275
  Amortization of organization costs                                     20,000
  Shareholder services fees                                              11,410
  Other                                                                   9,563
                                                                   ------------
  Total expenses                                                        566,061
                                                                   ------------
Net Investment Income                                                    92,133
                                                                   ------------

Net Realized and Unrealized Gain on
Investments:
  Net realized gain on investments sold                               1,411,324
  Change in net unrealized appreciation of
   investments during the year                                        2,258,045
                                                                   ------------
Net realized and unrealized gain on investments                       3,669,369
                                                                   ------------
Net increase in net assets resulting from
 operations                                                        $  3,761,502
                                                                   ============
                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
 Asset Fund   5
---------------

--------------------------------------------------------------------------------
  Gabelli Capital Asset Fund
----------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year         Period
                                                                 Ended         Ended
                                                               12/31/96      12/31/95*
                                                             ------------  ------------
Net investment income                                        $    92,133    $    77,973
Net realized gain on investments                               1,411,324        234,480
Net change in unrealized appreciation of investments           2,258,045        851,154
                                                             -----------    -----------
Net increase in net assets resulting from operations           3,761,502      1,163,607
Distribution to shareholders from:
   Net investment income                                         (95,723)       (77,462)
   Net realized gain on investments                           (1,416,212)      (234,480)
   Distributions in excess of net realized gain
   on investments                                                     --        (16,055)
Net increase in net assets from Fund share
 transactions                                                 22,848,022     25,428,332
                                                             -----------    -----------
Net increase in net assets                                    25,097,589     26,263,942

NET ASSETS:
Beginning of period                                           26,363,942        100,000
                                                             -----------    -----------
End of period (including undistributed net
  investment income of $511 at December 31, 1995)            $51,461,531    $26,363,942
                                                             ===========    ===========

--------
*The Fund commenced operations on May 1, 1995.

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                 5   Asset Fund
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Per share amounts for a Fund share outstanding throughout each period/year ended December 31,

                                                           1996      1995*
                                                         -------    -------
Operating performance:
Net asset value, beginning of period                      $10.70     $10.00
                                                         -------    -------
Net investment income                                       0.02       0.03(a)
Net realized and unrealized gain on investments             1.16       0.80
                                                         -------    -------
Total from investment operations                            1.18       0.83
                                                         -------    -------
Distributions to shareholders from:
 Net investment income                                     (0.02)     (0.03)
 Net realized gains                                        (0.31)     (0.09)
 Distributions in excess of net realized gains                --      (0.01)
                                                         -------    -------
Total Distributions                                        (0.33)     (0.13)
                                                         -------    -------
Net asset value, end of period                            $11.55     $10.70
                                                         -------    -------
Total return**                                              11.0%       8.4%
                                                         -------    -------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                     $51,462    $26,364
 Ratio of net investment income to average
  net assets                                                0.21%      0.75%+
 Ratio of operating expenses to average
  net assets                                                1.31%      1.78%+(b)
Portfolio turnover rate                                     53.2%      81.4%
Average commission rate (per share of security)          $0.0496        N/A

----------
*   The Fund commenced operations on May 1, 1995.
** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
+   Annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b) Operating expense ratio before expenses assumed by the Manager and Adviser was 1.92%.

                       See notes to financial statements.

--------------------------------------------------------------------------------